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                                                                    EXHIBIT 99.5


                                    GUARANTY


         THIS GUARANTY ("Guaranty"), dated as of this 31st day of December 1995, is made by Nytest Environmental Inc. (the "Guarantor"), a Delaware corporation, having a principal place of business located at 60 Seaview Boulevard, Port Washington, New York, in favor of GTEL Environmental Laboratories, Inc. ("GTEL"), a Delaware corporation having a principal place of business located at Meadowbrook Industrial Park, Milford, New Hampshire 03055.

         WHEREAS, the Guarantor is the parent corporation and sole shareholder of NEI/GTEL Environmental Laboratories, Inc., a Delaware corporation ("Buyer");

         WHEREAS, pursuant to an Asset and Business Purchase Agreement (the "Purchase Agreement") dated December 28, 1995, by and among, the Buyer, Groundwater Technology, Inc. and GTEL, Buyer issued to GTEL a convertible promissory note of even date herewith in the original principal amount of $1,254,000 (the "Note"); and

         WHEREAS, it is a condition to the consummation of the transactions contemplated under the Purchase Agreement that the Guarantor guarantee all of the obligations of Buyer under the Note.

         NOW, THEREFORE, in consideration of the foregoing and for other and further consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

         1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to GTEL the full and prompt payment of all amounts which may be presently due and owing and all sums which shall in the future become due and owing to GTEL (or its permitted endorsees, successors or assigns) under the Note including, without limitation, the payment of principal, interest and expenses thereunder (collectively, the "Guaranteed Obligations").

         2. Authority. The Guarantor has determined that the execution and delivery of this Guaranty is in its best interests, will create a direct benefit to the Guarantor, is within its powers, and is in furtherance of its business purposes and objectives. The execution of this Guaranty by the undersigned person has been authorized by all necessary corporate action and will not violate the Guarantor's charter or by-laws or any material agreement, instrument, order, judgment or decree to which it is a party or by which it is bound.

         3. Guarantee of Payment. This Guaranty constitutes a guarantee of payment, and not of collection. The liability of the Guarantor hereunder is direct and unconditional, and may be enforced without requiring GTEL first to resort to any other right, remedy or security. The Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever, until all of the Guaranteed Obligations shall have been indefeasibly paid in full.

         4. No Impairment. This Guaranty shall not be released, impaired or affected by any modification, extension, amendment, release or other alteration of any of the Guaranteed
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Obligations or of any security therefor, nor by any agreements or arrangements whatever with Buyer or any one else, and the liability of the Guarantor hereunder shall apply to the Guaranteed Obligations as so altered, modified.

         5. Primary Obligation. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor (including, without limitation, as a result of Buyer's bankruptcy, reorganization or insolvency, or pursuant to any assignment for the benefit of creditors, receivership, or similar proceeding under any law or with respect to any party, or by any actions of a trustee in any said proceeding) shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be a primary obligation of the Guarantor and nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of the Guaranteed Obligations.

         6. Termination of Guaranty. This Guaranty is a continuing Guaranty which shall remain effective until the Guaranteed Obligations have been satisfied in full.

         7. Default. If the Guarantor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against (and not removed within 30 days) or in respect of the Guarantor, or if the Guarantor should at any time liquidate, dissolve, wind up its affairs or cease doing business, or contest, cancel or otherwise terminate the obligations under this Guaranty, then and in any such event, any and all obligations of the Guarantor (including the Guaranteed Obligations, whether or not then due) shall, at the option of GTEL forthwith become due and payable without notice or other action of any kind by GTEL or any other party.

         8. Disgorgement of Payments. If any claim is ever made on GTEL for repayment or recovery of any amount or amounts received by GTEL in payment, or on account of any of the Guaranteed Obligations, and GTEL repays all or part of such amount(s), the Guarantor shall be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by GTEL, notwithstanding any termination hereof or any cancellation of any instrument evidencing the Guaranteed Obligations.

         9. Waivers By Guarantor. The Guarantor hereby waives all rights of notice or demand including, without limitation: notice of acceptance hereof and notice of any liability to which it may apply; presentment, demand for payment and protest of any instrument, and notice of dishonor or nonpayment; notice of default or nonpayment by Buyer; and all other notices to which the Guarantor may otherwise be entitled. In addition, the Guarantor waives all suretyship defenses it may have, whether now or in the future. The Guarantor also waives any right to seek contribution, indemnification, subrogation or reimbursement from Buyer, until all of the Guaranteed Obligations have been indefeasibly paid in full.

         10. No Implied Waiver By GTEL. No act, omission or delay by GTEL or course of dealing between GTEL and the Guarantor and/or Buyer shall constitute a waiver of the rights

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and remedies of GTEL hereunder.  No single or partial waiver by GTEL of any right or remedy which it may have hereunder shall operate as a waiver of any other right or remedy or of the same right or remedy on a future occasion. All rights and remedies of GTEL hereunder shall be cumulative, and no such right or remedy shall be exclusive of any other right or remedy.

         11. Amendment. No waiver of any rights hereunder and no modification or amendment of this Guaranty shall be effective unless the same shall be in writing, duly signed on behalf of GTEL and each such waiver, modification or amendment, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of GTEL or the obligations of the Guarantor to GTEL in any other respect or at any other time.

         12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) sent by reputable overnight courier by next day, priority, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to GTEL                  Groundwater Technology, Inc.
                                     100 River Ridge Drive
                                     Norwood, MA 02062
                                     Attn: Chief Financial Officer

         with copy to:               Groundwater Technology, Inc.
                                     100 River Ridge Road
                                     Norwood, MA 02062
                                     Attn: General Counsel

         If to the Guarantor:        Nytest Environmental Inc.
                                     60 Seaview Boulevard
                                     Port Washington, NY 11050
                                     Attn: President

         with a copy to:             Herbert H. Sommer, Esq.
                                     600 Old Country Road
                                     Garden City, NY 11530

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

         13. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Guaranty shall be unreasonable or


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unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Guaranty shall nevertheless remain in full force and effect.

         14. Successors and Assigns. This Guaranty and all obligations hereunder shall be binding upon the successors and permitted assigns of the Guarantor and shall, together with the rights and remedies of GTEL hereunder, inure to the benefit of GTEL and its permitted successors, endorsees and assigns. The rights and obligations of the Guarantor under this Guaranty shall not be assigned by the Guarantor and the rights and obligations of GTEL under this Guaranty may only be assigned to a permitted Holder (as such term is defined in the Note) of the Note.

         15. Entire Agreement. This Guaranty embodies the entire agreement and understanding between GTEL and the Guarantor with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant, agreement, course of dealing, course of conduct, or course of performance of any kind not expressly set forth in this Guaranty shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Guaranty.

         16. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to its conflict of laws). Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Agreement, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, and
(ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Guaranty. The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at the address set forth above, or at such other address as the Guarantor may provide to GTEL from time to time. Nothing herein shall affect the right of GTEL to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.


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         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as a sealed instrument as of the date first set forth above.


WITNESS:                                       NYTEST ENVIRONMENTAL INC.



/s/ Herbert H. Sommer                          By: /s/ John Gaspari
-------------------------                         -------------------------
Name: Herbert H. Sommer                           John Gaspari, President




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